Exhibit 32

                                  CERTIFICATION

      I, Nazzareno E. Paciotti, Chief Executive Officer and Chief Financial Officer of GVI Security Solutions, Inc. (the "Company"), hereby certify, pursuant to 18 U.S.C.ss.1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

      (i) The Company's accompanying Quarterly Report on Form 10-QSB for the three months ended March 31, 2004 fully complies with the requirements of
      Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

      (ii) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Nazzareno E. Paciotti
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Nazzareno E. Paciotti
Chief Executive Officer
Chief Financial Officer

Dated:  May 24, 2004